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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): October 3, 2002


                         NCO PORTFOLIO MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-32403             23-3005839
--------------------------------      ----------------    ----------------------
(State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation or organization)       File Number)      Identification Number)


                               1705 Whitehead Road
                            Baltimore, Maryland 21207
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

     Not  Applicable

     (b)  Pro Forma Financial Information

     Not  Applicable

     (c)  Exhibits

     The following exhibits are furnished with this Report on Form 8-K:


Number   Title
------   -----

99.1     Press Release of NCO Portfolio Management, Inc. dated October 3, 2002.


ITEM 9.  Regulation FD Disclosures

On October 3, 2002, NCO Portfolio Management, Inc. issued a press release announcing final distribution of stock held in escrow. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO Portfolio Management, Inc.



Date: October 4, 2002                /s/ Richard J. Palmer
                                         ---------------------------------------
                                         Title:  Senior Vice President, Finance
                                                 and Chief Financial Officer








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